NUVEEN HIGH INCOME 2020 TARGET TERM FUND

(NYSE: JHY)

SUPPLEMENT DATED OCTOBER 5, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 6, 2017

Effective December 31, 2018, portfolio manager responsibilities for Nuveen High Income 2020 Target Term Fund (the “Fund”) will be updated as indicated below. There will be no impact on the day-to-day management of the Fund, its investment objectives, or policies.

Current Portfolio Management Team	Portfolio Management Team Effective 12/31/2018
John Fruit Jeff Schmitz	Tim Palmer * Anders Persson Michael Ainge

* Tim Palmer has worked with John Fruit and Jeff Schmitz on the Fund’s strategies since its inception.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE